AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Second Quarter		Percent	Six-Month Period		Percent
	2024	2023	Change	2024	2023	Change
Operating Revenues
Service	$25,006	$24,850	0.6%	$49,848	$49,467	0.8%
Equipment	4,791	5,067	(5.4)%	9,977	10,589	(5.8)%
Total Operating Revenues	29,797	29,917	(0.4)%	59,825	60,056	(0.4)%

Operating Expenses
Cost of revenues
Equipment	4,815	5,056	(4.8)%	9,958	10,714	(7.1)%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	6,627	6,771	(2.1)%	13,438	13,444	—%
Selling, general and administrative	7,043	7,009	0.5%	14,064	14,184	(0.8)%
Asset impairments and abandonments and restructuring	480	—	—%	639	—	—%
Depreciation and amortization	5,072	4,675	8.5%	10,119	9,306	8.7%
Total Operating Expenses	24,037	23,511	2.2%	48,218	47,648	1.2%
Operating Income	5,760	6,406	(10.1)%	11,607	12,408	(6.5)%
Interest Expense	1,699	1,608	5.7%	3,423	3,316	3.2%
Equity in Net Income of Affiliates	348	380	(8.4)%	643	918	(30.0)%
Other Income (Expense) — Net	682	987	(30.9)%	1,133	1,922	(41.1)%
Income Before Income Taxes	5,091	6,165	(17.4)%	9,960	11,932	(16.5)%
Income Tax Expense	1,142	1,403	(18.6)%	2,260	2,717	(16.8)%
Net Income	3,949	4,762	(17.1)%	7,700	9,215	(16.4)%
Less: Net Income Attributable to Noncontrolling Interest	(352)	(273)	(28.9)%	(658)	(498)	(32.1)%
Net Income Attributable to AT&T	$3,597	$4,489	(19.9)%	$7,042	$8,717	(19.2)%
Less: Preferred Stock Dividends	(51)	(52)	1.9%	(101)	(104)	2.9%
Net Income Attributable to Common Stock	$3,546	$4,437	(20.1)%	$6,941	$8,613	(19.4)%

Basic Earnings Per Share Attributable to Common Stock	$0.49	$0.61	(19.7)%	$0.96	$1.19	(19.3)%
Weighted Average Common Shares Outstanding (000,000)	7,196	7,180	0.2%	7,194	7,174	0.3%
Diluted Earnings Per Share Attributable to Common Stock	$0.49	$0.61	(19.7)%	$0.96	$1.19	(19.3)%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,198	7,180	0.3%	7,195	7,327	(1.8)%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
	Jun. 30,	Dec. 31,
	2024	2023
Assets	(Unaudited)
Current Assets
Cash and cash equivalents	$3,093	$6,722
Accounts receivable – net of related allowances for credit loss of $443 and $499	9,686	10,289
Inventories	1,816	2,177
Prepaid and other current assets	15,273	17,270
Total current assets	29,868	36,458
Property, Plant and Equipment – Net	127,772	128,489
Goodwill – Net	67,854	67,854
Licenses – Net	127,279	127,219
Other Intangible Assets – Net	5,277	5,283
Investments in and Advances to Equity Affiliates	584	1,251
Operating Lease Right-Of-Use Assets	20,582	20,905
Other Assets	18,810	19,601
Total Assets	$398,026	$407,060
Liabilities and Stockholders’ Equity
Current Liabilities
Debt maturing within one year	$5,249	$9,477
Accounts payable and accrued liabilities	31,173	35,852
Advanced billings and customer deposits	3,981	3,778
Dividends payable	2,026	2,020
Total current liabilities	42,429	51,127
Long-Term Debt	125,355	127,854
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	58,918	58,666
Postemployment benefit obligation	8,744	8,734
Operating lease liabilities	17,174	17,568
Other noncurrent liabilities	24,082	23,696
Total deferred credits and other noncurrent liabilities	108,918	108,664
Redeemable Noncontrolling Interest	1,977	1,973
Stockholders’ Equity
Preferred stock	—	—
Common stock	7,621	7,621
Additional paid-in capital	111,515	114,519
Retained earnings (deficit)	2	(5,015)
Treasury stock	(15,268)	(16,128)
Accumulated other comprehensive income	1,440	2,300
Noncontrolling interest	14,037	14,145
Total stockholders’ equity	119,347	117,442
Total Liabilities and Stockholders’ Equity	$398,026	$407,060

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Six-Month Period
	2024	2023
Operating Activities
Net income	$7,700	$9,215
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	10,119	9,306
Provision for uncollectible accounts	942	929
Deferred income tax expense	1,203	1,836
Net (gain) loss on investments, net of impairments	185	(160)
Pension and postretirement benefit expense (credit)	(941)	(1,341)
Actuarial and settlement (gain) loss on pension and postretirement benefits - net	—	(74)
Asset impairments and abandonments and restructuring	639	—
Changes in operating assets and liabilities:
Receivables	130	1,342
Other current assets	1,149	1,106
Accounts payable and other accrued liabilities	(4,831)	(5,769)
Equipment installment receivables and related sales	(320)	(302)
Deferred customer contract acquisition and fulfillment costs	294	34
Postretirement claims and contributions	(93)	(556)
Other - net	464	1,034
Total adjustments	8,940	7,385
Net Cash Provided by Operating Activities	16,640	16,600

Investing Activities
Capital expenditures	(8,118)	(8,605)
Acquisitions, net of cash acquired	(270)	(515)
Dispositions	14	16
Distributions from DIRECTV in excess of cumulative equity in earnings	586	974
(Purchases), sales and settlements of securities and investments - net	1,147	(1,056)
Other - net	(336)	(55)
Net Cash Used in Investing Activities	(6,977)	(9,241)

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	2,686	(914)
Issuance of other short-term borrowings	491	5,406
Repayment of other short-term borrowings	(2,487)	(867)
Issuance of long-term debt	2	9,633
Repayment of long-term debt	(6,910)	(7,609)
Repayment of note payable to DIRECTV	—	(130)
Payment of vendor financing	(1,391)	(3,756)
Purchase of treasury stock	(159)	(189)
Issuance of treasury stock	—	3
Issuance of preferred interests in subsidiary	—	7,151
Redemption of preferred interests in subsidiary	—	(5,333)
Dividends paid	(4,133)	(4,097)
Other - net	(1,392)	(828)
Net Cash Used in Financing Activities	(13,293)	(1,530)
Net increase (decrease) in cash and cash equivalents and restricted cash	(3,630)	5,829
Cash and cash equivalents and restricted cash beginning of year	6,833	3,793
Cash and Cash Equivalents and Restricted Cash End of Period	$3,203	$9,622

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts
Unaudited	Second Quarter	Percent	Six-Month Period	Percent
2024	2023	Change	2024	2023	Change
Capital expenditures
Purchase of property and equipment	$4,321	$4,224	2.3%	$8,042	$8,515	(5.6)%
Interest during construction	39	46	(15.2)%	76	90	(15.6)%
Total Capital Expenditures	$4,360	$4,270	2.1%	$8,118	$8,605	(5.7)%

Acquisitions, net of cash acquired
Business acquisitions	$—	$—	—%	$—	$—	—%
Spectrum acquisitions	2	5	(60.0)%	147	68	—%
Interest during construction - spectrum	57	219	(74.0)%	123	447	(72.5)%
Total Acquisitions	$59	$224	(73.7)%	$270	$515	(47.6)%

Cash paid for interest	$1,567	$1,633	(4.0)%	$3,644	$3,604	1.1%

Cash paid for income taxes, net of (refunds)	$308	$325	(5.2)%	$299	$335	(10.7)%

Dividends Declared per Common Share	$0.2775	$0.2775	—%	$0.5550	$0.5550	—%

End of Period Common Shares Outstanding (000,000)	7,170	7,149	0.3%
Debt Ratio	51.8%	54.8%	(300)	BP
Total Employees	146,040	156,630	(6.8)%

COMMUNICATIONS SEGMENT

The Communications segment provides wireless and wireline telecom and broadband services to consumers located in the U.S. and businesses globally. The Communications segment contains three reporting units: Mobility, Business Wireline and Consumer Wireline.

Segment Results
Dollars in millions
Unaudited	Second Quarter		Percent	Six-Month Period		Percent
	2024	2023	Change	2024	2023	Change
Segment Operating Revenues
Mobility	$20,480	$20,315	0.8%	$41,074	$40,897	0.4%
Business Wireline	4,755	5,279	(9.9)%	9,668	10,610	(8.9)%
Consumer Wireline	3,347	3,251	3.0%	6,697	6,490	3.2%
Total Segment Operating Revenues	28,582	28,845	(0.9)%	57,439	57,997	(1.0)%

Segment Operating Income
Mobility	6,719	6,613	1.6%	13,187	12,884	2.4%
Business Wireline	102	396	(74.2)%	166	774	(78.6)%
Consumer Wireline	184	168	9.5%	397	262	51.5%
Total Segment Operating Income	$7,005	$7,177	(2.4)%	$13,750	$13,920	(1.2)%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited				June 30,		Percent
				2024	2023	Change
Broadband Connections
Broadband				15,185	15,045	0.9%
DSL				167	259	(35.5)%
Total Broadband Connections				15,352	15,304	0.3%

Voice Connections
Retail Consumer Switched Access Lines				3,702	4,677	(20.8)%
Consumer VoIP Connections				2,387	2,749	(13.2)%
Total Retail Consumer Voice Connections				6,089	7,426	(18.0)%

	Second Quarter		Percent	Six-Month Period		Percent
	2024	2023	Change	2024	2023	Change
Broadband Net Additions
Broadband	42	(16)	—%	107	(30)	—%
DSL	(24)	(25)	4.0%	(43)	(52)	17.3%
Total Broadband Net Additions	18	(41)	—%	64	(82)	—%

Mobility

Mobility provides nationwide wireless service and equipment.

Mobility Results
Dollars in millions
Unaudited	Second Quarter	Percent	Six-Month Period	Percent
2024	2023	Change	2024	2023	Change
Operating Revenues
Service	$16,277	$15,745	3.4%	$32,271	$31,228	3.3%
Equipment	4,203	4,570	(8.0)%	8,803	9,669	(9.0)%
Total Operating Revenues	20,480	20,315	0.8%	41,074	40,897	0.4%

Operating Expenses
Operations and support	11,285	11,579	(2.5)%	22,924	23,792	(3.6)%
Depreciation and amortization	2,476	2,123	16.6%	4,963	4,221	17.6%
Total Operating Expenses	13,761	13,702	0.4%	27,887	28,013	(0.4)%
Operating Income	$6,719	$6,613	1.6%	$13,187	$12,884	2.4%

Operating Income Margin	32.8%	32.6%	20	BP	32.1%	31.5%	60	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	June 30,	Percent
2024	2023	Change
Mobility Subscribers
Postpaid	87,999	85,846	2.5%
Postpaid phone	71,930	70,331	2.3%
Prepaid	19,271	19,352	(0.4)%
Reseller	8,204	6,656	23.3%
Total Mobility Subscribers[1]	115,474	111,854	3.2%
[1]Effective with our first-quarter 2024 reporting, we have removed connected devices from our total Mobility subscribers, consistent with industry standards and our key performance metrics. Connected devices include data-centric devices such as session-based tablets, monitoring devices and primarily wholesale automobile systems.

Second Quarter	Percent	Six-Month Period	Percent
2024	2023	Change	2024	2023	Change
Mobility Net Additions
Postpaid Phone Net Additions	419	326	28.5%	768	750	2.4%
Total Phone Net Additions	454	449	1.1%	804	913	(11.9)%

Postpaid	593	464	27.8%	982	1,006	(2.4)%
Prepaid	82	167	(50.9)%	83	207	(59.9)%
Reseller	322	432	(25.5)%	673	540	24.6%
Total Mobility Net Additions[1]	997	1,063	(6.2)%	1,738	1,753	(0.9)%

Postpaid Churn	0.85%	0.95%	(10)	BP	0.87%	0.97%	(10) BP
Postpaid Phone-Only Churn	0.70%	0.79%	(9)	BP	0.71%	0.80%	(9) BP
[1]Excludes migrations between wireless subscriber categories, including connected devices, and acquisition-related activity during the period.

Business Wireline

Business Wireline provides advanced ethernet-based fiber services, IP Voice and managed professional services, our fixed wireless access product, traditional voice and data services and related equipment to business customers.

Business Wireline Results
Dollars in millions
Unaudited	Second Quarter	Percent	Six-Month Period	Percent
2024	2023	Change	2024	2023	Change
Operating Revenues
Service	$4,571	$5,114	(10.6)%	$9,271	$10,314	(10.1)%
Equipment	184	165	11.5%	397	296	34.1%
Total Operating Revenues	4,755	5,279	(9.9)%	9,668	10,610	(8.9)%

Operating Expenses
Operations and support	3,267	3,550	(8.0)%	6,754	7,173	(5.8)%
Depreciation and amortization	1,386	1,333	4.0%	2,748	2,663	3.2%
Total Operating Expenses	4,653	4,883	(4.7)%	9,502	9,836	(3.4)%
Operating Income	$102	$396	(74.2)%	$166	$774	(78.6)%

Operating Income Margin	2.1%	7.5%	(540)	BP	1.7%	7.3%	(560)	BP

Consumer Wireline

Consumer Wireline provides broadband services, including fiber connections that provide multi-gig services to residential customers in select locations and our fixed wireless access product that provides home internet services. Consumer Wireline also provides legacy telephony voice communication services.

Consumer Wireline Results
Dollars in millions
Unaudited	Second Quarter	Percent	Six-Month Period	Percent
2024	2023	Change	2024	2023	Change
Operating Revenues
Broadband	$2,741	$2,561	7.0%	$5,463	$5,088	7.4%
Legacy voice and data services	323	383	(15.7)%	665	779	(14.6)%
Other service and equipment	283	307	(7.8)%	569	623	(8.7)%
Total Operating Revenues	3,347	3,251	3.0%	6,697	6,490	3.2%

Operating Expenses
Operations and support	2,249	2,226	1.0%	4,505	4,510	(0.1)%
Depreciation and amortization	914	857	6.7%	1,795	1,718	4.5%
Total Operating Expenses	3,163	3,083	2.6%	6,300	6,228	1.2%
Operating Income	$184	$168	9.5%	$397	$262	51.5%

Operating Income Margin	5.5%	5.2%	30	BP	5.9%	4.0%	190	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	June 30,	Percent
2024	2023	Change
Broadband Connections
Total Broadband and DSL Connections	13,962	13,895	0.5%
Broadband[1]	13,836	13,695	1.0%
Fiber Broadband Connections	8,798	7,738	13.7%

Voice Connections
Retail Consumer Switched Access Lines	1,468	1,829	(19.7)%
Consumer VoIP Connections	1,794	2,126	(15.6)%
Total Retail Consumer Voice Connections	3,262	3,955	(17.5)%
[1] Includes AT&T Internet Air

Second Quarter	Percent	Six-Month Period	Percent
2024	2023	Change	2024	2023	Change
Broadband Net Additions
Total Broadband and DSL Net Additions	32	(54)	—%	72	(96)	—%
Broadband Net Additions[1]	52	(35)	—%	107	(58)	—%
Fiber Broadband Net Additions	239	251	(4.8)%	491	523	(6.1)%
[1] Includes AT&T Internet Air

LATIN AMERICA SEGMENT

The segment provides wireless services and equipment to customers in Mexico.

Segment Results
Dollars in millions
Unaudited	Second Quarter			Percent	Six-Month Period			Percent
	2024	2023		Change	2024	2023		Change
Operating Revenues
Wireless service	$699	$635		10.1%	$1,389	$1,226		13.3%
Wireless equipment	404	332		21.7%	777	624		24.5%
Total Segment Operating Revenues	1,103	967		14.1%	2,166	1,850		17.1%

Operating Expenses
Operations and support	925	821		12.7%	1,808	1,559		16.0%
Depreciation and amortization	172	185		(7.0)%	349	360		(3.1)%
Total Segment Operating Expenses	1,097	1,006		9.0%	2,157	1,919		12.4%
Operating Income (Loss)	$6	$(39)		—%	$9	$(69)		—%

Operating Income Margin	0.5%	(4.0)%	450	BP	0.4%	(3.7)%	410	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					June 30,			Percent
					2024	2023		Change
Mexico Wireless Subscribers
Postpaid					5,494	5,030		9.2%
Prepaid					16,809	16,196		3.8%
Reseller					333	463		(28.1)%
Total Mexico Wireless Subscribers					22,636	21,689		4.4%

	Second Quarter			Percent	Six-Month Period			Percent
	2024	2023		Change	2024	2023		Change
Mexico Wireless Net Additions
Postpaid	142	56		—%	258	105		—%
Prepaid	67	50		34.0%	146	(8)		—%
Reseller	(32)	(30)		(6.7)%	(84)	(11)		—%
Total Mexico Wireless Net Additions	177	76		—%	320	86		—%

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited
June 30, 2024
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$20,480	$11,285	$9,195	$2,476	$6,719
Business Wireline	4,755	3,267	1,488	1,386	102
Consumer Wireline	3,347	2,249	1,098	914	184
Total Communications	28,582	16,801	11,781	4,776	7,005
Latin America - Mexico	1,103	925	178	172	6
Segment Total	29,685	17,726	11,959	4,948	7,011
Corporate and Other
Corporate:
DTV-related retained costs	—	116	(116)	102	(218)
Parent administration support	—	443	(443)	2	(445)
Securitization fees	29	150	(121)	—	(121)
Value portfolio	83	25	58	5	53
Total Corporate	112	734	(622)	109	(731)
Certain significant items	—	505	(505)	15	(520)
Total Corporate and Other	112	1,239	(1,127)	124	(1,251)
AT&T Inc.	$29,797	$18,965	$10,832	$5,072	$5,760

June 30, 2023
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$20,315	$11,579	$8,736	$2,123	$6,613
Business Wireline	5,279	3,550	1,729	1,333	396
Consumer Wireline	3,251	2,226	1,025	857	168
Total Communications	28,845	17,355	11,490	4,313	7,177
Latin America - Mexico	967	821	146	185	(39)
Segment Total	29,812	18,176	11,636	4,498	7,138
Corporate and Other
Corporate:
DTV-related retained costs	—	178	(178)	152	(330)
Parent administration support	(3)	332	(335)	2	(337)
Securitization fees	17	154	(137)	—	(137)
Value portfolio	91	24	67	6	61
Total Corporate	105	688	(583)	160	(743)
Certain significant items	—	(28)	28	17	11
Total Corporate and Other	105	660	(555)	177	(732)
AT&T Inc.	$29,917	$18,836	$11,081	$4,675	$6,406

SUPPLEMENTAL SEGMENT RECONCILIATION

Six Months Ended
Dollars in millions
Unaudited
June 30, 2024
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$41,074	$22,924	$18,150	$4,963	$13,187
Business Wireline	9,668	6,754	2,914	2,748	166
Consumer Wireline	6,697	4,505	2,192	1,795	397
Total Communications	57,439	34,183	23,256	9,506	13,750
Latin America - Mexico	2,166	1,808	358	349	9
Segment Total	59,605	35,991	23,614	9,855	13,759
Corporate and Other
Corporate:
DTV-related retained costs	—	250	(250)	222	(472)
Parent administration support	—	835	(835)	3	(838)
Securitization fees	55	315	(260)	—	(260)
Value portfolio	165	51	114	9	105
Total Corporate	220	1,451	(1,231)	234	(1,465)
Certain significant items	—	657	(657)	30	(687)
Total Corporate and Other	220	2,108	(1,888)	264	(2,152)
AT&T Inc.	$59,825	$38,099	$21,726	$10,119	$11,607

June 30, 2023
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$40,897	$23,792	$17,105	$4,221	$12,884
Business Wireline	10,610	7,173	3,437	2,663	774
Consumer Wireline	6,490	4,510	1,980	1,718	262
Total Communications	57,997	35,475	22,522	8,602	13,920
Latin America - Mexico	1,850	1,559	291	360	(69)
Segment Total	59,847	37,034	22,813	8,962	13,851
Corporate and Other
Corporate:
DTV-related retained costs	—	347	(347)	296	(643)
Parent administration support	(12)	706	(718)	3	(721)
Securitization fees	36	275	(239)	—	(239)
Value portfolio	185	52	133	11	122
Total Corporate	209	1,380	(1,171)	310	(1,481)
Certain significant items	—	(72)	72	34	38
Total Corporate and Other	209	1,308	(1,099)	344	(1,443)
AT&T Inc.	$60,056	$38,342	$21,714	$9,306	$12,408